Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officers of Home Bistro, Inc., a Nevada corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Transitional Report on Form 10-KT for the ten-months ended October 31, 2021 of the Company (the “Form 10-KT”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-KT fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 31, 2022	By:	/s/ Zalmi Duchman
Zalmi Duchman Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)